UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2007
__________________________________________________
Date of Report (Date of earliest event reported)

EYI INDUSTRIES, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-29803
(Commission File Number)

88-0407078
(IRS Employer Identification No.)

7865 Edmonds Street, Burnaby, BC Canada
(Address of principal executive offices)

V3N 1B9
(Zip Code)

604-759-5031
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 Entry into a Material Definitive Agreement

On December 5, 2007 the Company's subsidiaries, EEPI US, Inc. ("EEPI") and Essentially Yours Industries, Inc. ("EYI") entered into an Agreement with the Fields of Green Team, Inc. for the distribution of EEPI's Mach 3 SEFS HD product and EYI's Ultimate ME2 product on a month to month basis.


ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description

(d) Exhibits


Exhibit 10.1 Agreement dated December 5, 2007


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,as amended,the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYI INDUSTRIES, INC.

Date: December 18, 2007

By: /s/ Jay Sargeant
Jay Sargeant
President and Chief Executive Officer